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                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


                      JANUARY 28, 1999

                      MAIL-WELL, INC.
   (Exact Name of Registrant as Specified in its Charter)

                          COLORADO
       (State or Other Jurisdiction of Incorporation)

         1-12551                       84-1250533
(Commission File Number) (IRS Employer Identification Number)

        23 INVERNESS WAY EAST, ENGLEWOOD, CO  80112
   (Address of principal executive offices) (Zip Code)

                        303-790-8023
    (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.


     On January 28, 1999 the Company announced the following:


  MAIL-WELL ANNOUNCES RECORD FOURTH QUARTER AND 1998 RESULTS; FOURTH
                QUARTER SALES UP 77%, NET INCOME UP 71%

ENGLEWOOD, CO--Mail-Well Inc. (NYSE: MWL) announced today record sales and earnings before unusual items for the fourth quarter and the year ended December 31, 1998.

Net sales for the fourth quarter increased 77% to a record $431.8 million from $244.6 million reported in 1997. Net income before unusual items increased 71% to a record $14.0 million from $8.2 million for the reported, comparative quarter in 1997. Earnings per diluted share before unusual items increased 29% to a record $0.27 compared to $0.21 for the reported fourth quarter last year.

For the year ended December 31, 1998, net sales increased 68% to a record $1.5 billion and net income before unusual items increased 68% to a record $47.6 million. Earnings per diluted share before unusual items increased 25% to a record $0.94 from $0.75 reported last year.

The fourth quarter reported results will include a previously announced after-tax charge of $25.9 million, or $0.45 per diluted share, of which $19.6 million is non-cash. The fourth quarter charge relates to the restructuring of the U.S. Envelope and High Impact Printing businesses, the termination of a leveraged Employee Stock Ownership Plan and the redemption of the Company's $85 million 10.5% Senior Subordinated Notes due 2004. In addition, accounting principles require that as a result of these unusual charges, the reported fourth quarter and full year earnings per diluted share calculation will exclude the normal adjustment related to the 5% Convertible Subordinated Notes, and the fourth quarter calculation will also exclude the normal adjustment for stock options. Including the effects of these unusual items, the fourth quarter loss per diluted share was ($0.25) compared to $0.06 earnings per diluted share reported last year and 1998 earnings per diluted share was $0.45 compared to $0.59 reported last year.

"This was a strong quarter for Mail-Well," said Gerald F. Mahoney, Chairman and CEO of Mail-Well. "We are very pleased with the progress made in implementing our previously announced plans to improve profitability in our U.S. Envelope and High Impact businesses. We also successfully completed a $300 million Senior Subordinated Notes offering that will add favorable fixed rate long-term debt to our capital structure and provide the funds for continuing our acquisition program. We are excited about 1999 and are focused on creating shareholder value by driving growth, improving our operating margins and continuing our acquisition program."

Mail-Well is a leading consolidator in the highly fragmented printing industry, specializing in four fast-growing multibillion-dollar market segments: commercial printing, envelope printing, consumer product labels and documents printing. Mail-Well has more than 11,000 employees, 100 printing plants and numerous sales offices throughout North America.

This press release may make forward-looking statements. It should be understood that all such statements are subject to various uncertainties and risks that could affect their outcome. Factors which could cause or contribute to such differences include, but are not limited to, product demand and sales, interest rates, ability to obtain assumed productivity savings and availability of acquisition opportunities.

Note: News releases and other information on Mail-Well can be accessed at www.mail-well.com
   -----------------

                           (more)

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
                                                         MAIL-WELL, INC.
                                                    CONDENSED INCOME STATEMENT
                                          THREE MONTHS AND YEAR ENDED DECEMBER 31, 1998
                                               (MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                  THREE MONTHS ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                             ----------------------------------------   ------------------------------------------
                                                                     1997                                         1997
                                              1998       ----------------------------     1998        ----------------------------
CONDENSED INCOME STATEMENT                    <F1>       AS REPORTED    RESTATED <F2>     <F1>        AS REPORTED    RESTATED <F2>
                                             ------      -----------    -------------   --------      ------------   -------------
Net sales                                    $431.8         $244.6         $291.2       $1,504.7         $897.6         $1,073.9

Gross profit                                   94.2           55.6           66.3          319.3          199.0            239.7
  Selling, administrative and other            59.0           34.5           42.3          200.2          123.9            153.9
  Merger expenses                               0.0            0.0            0.0            3.3            0.0              0.0
                                             ------         ------         ------       --------         ------         --------
Operating income                               35.2           21.1           24.0          115.8           75.1             85.8
  Interest and other expense                   12.1            6.1            6.4           37.1           25.1             28.0
                                             ------         ------         ------       --------         ------         --------
Income before income taxes and
    extraordinary item                         23.1           15.0           17.6           78.7           50.0             57.8
  Income taxes                                  9.1            6.8            7.2           31.1           21.7             22.8
                                             ------         ------         ------       --------         ------         --------
Income before extraordinary item             $ 14.0         $  8.2         $ 10.4       $   47.6         $ 28.3         $   35.0
                                             ======         ======         ======       ========         ======         ========

ADDITIONAL INFORMATION
  Depreciation                               $  8.0         $  4.1         $  6.0       $   30.6         $ 14.5         $   21.6
  Amortization                               $  2.7         $  1.4         $  1.6       $    9.0         $  4.5         $    4.8
  EBITDA                                     $ 45.9         $ 26.6         $ 31.6       $  155.4         $ 94.1         $  112.2


EARNINGS PER SHARE INFORMATION <F3>
  Weighted average shares - basic              47.1           36.0           41.0           46.1           35.8             40.6
  Earnings per basic share before
    extraordinary item                       $ 0.30         $ 0.23         $ 0.25       $   1.03         $ 0.79         $   0.86

  Weighted average shares - diluted            56.6           41.4           46.4           56.2           38.2             43.0
  Earnings per diluted share before
    extraordinary item                       $ 0.27         $ 0.21         $ 0.23       $   0.94<F4>     $ 0.75         $   0.82


CERTAIN BALANCE SHEET DATA
                                                                                                                 DECEMBER 31, 1997
                                                   DECEMBER 31, 1998             SEPTEMBER 30, 1998                RESTATED <F2>
                                                   -----------------             ------------------              -----------------
  Cash                                                   $  2.5                        $  0.0                         $  8.1
  Long term debt, excluding current portion <F5>          584.9                         522.6                          330.4
  Stockholders' equity                                    300.8                         300.5                          171.8


  <F1>  1998 results are before the effect of restructuring and other unusual charges recorded in the fourth quarter, as more fully explained on pages three and four.
  <F2>  Restatement of previously reported financial statements to retroactively reflect the May 30,1998 mergers of the Commercial Printing Group accounted for as poolings of interests.
  <F3>  Weighted average shares reflect the 1998 2:1 stock split and the
        1997 3:2 stock split.
  <F4>  First quarter 1998 reported earnings were restated for the mergers of the Commercial Printing Group. Excluding this restatement, earnings before restructuring and other unusual charges for 1998 are $0.96 per diluted share.
  <F5>  Includes capital lease obligations.



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
                                                        MAIL-WELL, INC.
                                                      SEGMENT INFORMATION
                                         THREE MONTHS AND YEAR ENDED DECEMBER 31, 1998
                                              (MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                THREE MONTHS ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                             ------------------------------------       -------------------------------------------
                                                                      1997                                        1997
                                              1998        ---------------------------     1998        -----------------------------
SEGMENT INFORMATION                           <F1>        AS REPORTED   RESTATED <F2>     <F1>        AS REPORTED     RESTATED <F2>
                                             ------       -----------   -------------   --------      -----------     -------------
  Net sales
    U.S. Envelope                            $180.4         $164.7         $164.7       $  683.8         $594.3         $  594.3
    Canadian Envelope                          29.3           29.3           29.3          112.1          115.3            115.3
    High Impact Color Printing                 94.8           50.6           50.6          320.5          188.0            188.0
    Commercial Printing                        71.5            0.0           43.8          202.3            0.0            165.9
    Documents Printing                         31.7            0.0            2.8          113.6            0.0             10.4
    Label Printing                             24.1            0.0            0.0           72.4            0.0              0.0
                                             ------         ------         ------       --------         ------         --------
  Total net sales                            $431.8         $244.6         $291.2       $1,504.7         $897.6         $1,073.9
                                             ======         ======         ======       ========         ======         ========

  Operating income
    U.S. Envelope                            $ 19.2         $ 17.2         $ 17.2       $   67.2         $ 62.3         $   62.3
    Canadian Envelope                           6.9            7.0            7.0           21.0           19.9             19.9
    High Impact Color Printing                  4.4            2.6            2.6           17.8           10.1             10.1
    Commercial Printing                         6.7            0.0            2.7           16.8            0.0             10.1
    Documents Printing                          2.6            0.0            0.2            8.9            0.0              0.6
    Label Printing                              0.7            0.0            0.0            4.3            0.0              0.0
                                             ------         ------         ------       --------         ------         --------
       Total from operating segments           40.5           26.8           29.7          136.0           92.3            103.0
    Corporate and other                         5.3            5.7            5.7           16.9           17.2             17.2
    Merger expenses                             0.0            0.0            0.0            3.3            0.0              0.0
                                             ------         ------         ------       --------         ------         --------
  Total operating income                     $ 35.2         $ 21.1         $ 24.0       $  115.8         $ 75.1         $   85.8
                                             ======         ======         ======       ========         ======         ========


        1998 results are before the effect of restructuring and other unusual charges recorded in the fourth quarter, as more fully explained on pages three and four.
  <F2>  Restatement of previously reported financial statements to retroactively reflect the May 30,1998 mergers of the Commercial Printing Group accounted for as poolings of interests.

                                                          MAIL-WELL, INC.
                               RECONCILIATION OF EARNINGS BEFORE UNUSUAL ITEMS WITH REPORTED RESULTS
                                                THREE MONTHS ENDED DECEMBER 31, 1998
                                                (MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                  1998                                                   1997
                           --------------------------------------------------------------------------------------- -----------------
                                                             UNUSUAL ITEMS
                            OPERATIONS   -----------------------------------------------------------  OPERATIONS
CONDENSED INCOME              BEFORE     RESTRUCTURING    ESOP     EXTINGUISH-  ANTIDILUTIVE             AFTER        AS
  STATEMENT                UNUSUAL ITEMS   COSTS<F1>   TERMINATION MENT OF DEBT  EFFECT<F2>   TOTAL  UNUSUAL ITEMS REPORTED RESTATED
                           ------------- ----------------------------------------------------------- ------------- -----------------
Net sales                     $431.8         $0.0         $0.0         $0.0         $0.0       $0.0     $431.8      $244.6   $291.2

Gross profit                    94.2                                                            0.0       94.2        55.6     66.3
  Selling, administrative
    and other                   59.0                                                            0.0       59.0        34.5     42.3
  Unusual items                  0.0         16.7         12.2                                 28.9       28.9         0.0      0.0
                           ------------- ----------------------------------------------------------- ------------- -----------------
Operating income                35.2        (16.7)       (12.2)         0.0          0.0      (28.9)       6.3        21.1     24.0
  Interest and other expense    12.1                                                            0.0       12.1         6.1      6.4
                           ------------- ----------------------------------------------------------- ------------- -----------------
Income (loss) before income
   taxes and extraordinary
   item                         23.1        (16.7)       (12.2)         0.0          0.0      (28.9)      (5.8)       15.0     17.6
  Income taxes                   9.1         (6.4)        (0.7)                                (7.1)       2.0         6.8      7.2
                           ------------- ----------------------------------------------------------- ------------- -----------------
Income (loss) before
   extraordinary item           14.0        (10.3)       (11.5)         0.0          0.0      (21.8)      (7.8)        8.2     10.4
  Extraordinary item,
   net of tax benefit            0.0                                    4.1                     4.1        4.1         6.1      6.1
                           ------------- ----------------------------------------------------------- ------------- -----------------

Net income (loss)              $14.0       ($10.3)      ($11.5)       ($4.1)        $0.0     ($25.9)    ($11.9)       $2.1     $4.3
                           ============= =========================================================== ============= =================

MEMO
  Interest on convertible
   notes, net of tax            $1.3                                               ($1.3)     ($1.3)      $0.0        $0.4     $0.4
EARNINGS PER SHARE
   INFORMATION
  Weighted average shares
   - basic                      47.1                       1.4                                  1.4       48.5        36.0     41.0
  Earnings per basic share
   before extraordinary item   $0.30                                                         ($0.46)    ($0.16)      $0.23    $0.25
  Earnings per basic share     $0.30                                                         ($0.55)    ($0.25)      $0.06    $0.10

  Weighted average shares
   - diluted                    56.6                       1.4                      (9.5)      (8.1)      48.5        41.4     46.4
  Earnings per diluted share
   before extraordinary item   $0.27                                                         ($0.43)    ($0.16)      $0.21    $0.23
  Earnings per diluted share   $0.27                                                         ($0.52)    ($0.25)      $0.06    $0.10


<F1> Includes $0.8 million of period costs associated with the regionalization of the U.S. Envelope business which were not allowed under generally accepted accounting principles to be included in the previously announced restructuring reserve.

<F2> Under generally accepted accounting principles, the adjustments for the convertible subordinated notes and outstanding stock options normally made in computing fully diluted earnings per share are excluded from the calculation when the effect of including them is to reduce the loss per fully diluted share or increase the earnings per fully diluted share.

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
                                                        MAIL-WELL, INC.
                             RECONCILIATION OF EARNINGS BEFORE UNUSUAL ITEMS WITH REPORTED RESULTS
                                                  YEAR ENDED DECEMBER 31, 1998
                                              (MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                  1998                                                   1997
                           --------------------------------------------------------------------------------------- -----------------
                                                             UNUSUAL ITEMS
                            OPERATIONS   -----------------------------------------------------------  OPERATIONS
CONDENSED INCOME              BEFORE     RESTRUCTURING    ESOP     EXTINGUISH-  ANTIDILUTIVE             AFTER        AS
  STATEMENT                UNUSUAL ITEMS   COSTS<F1>   TERMINATION MENT OF DEBT  EFFECT<F2>   TOTAL  UNUSUAL ITEMS REPORTED RESTATED
                           ------------- ----------------------------------------------------------- ------------- -----------------
Net sales                    $1,504.7        $0.0         $0.0         $0.0         $0.0      $0.0      $1,504.7    $897.6  $1,073.9

Gross profit                    319.3                                                          0.0         319.3     199.0     239.7
  Selling, administrative
   and other                    200.2                                                          0.0         200.2     123.9     153.9
  Merger expenses                 3.3                                                          0.0           3.3       0.0       0.0
  Unusual items                   0.0        16.7         12.2                                28.9          28.9       0.0       0.0
                           ------------- ----------------------------------------------------------- ------------- -----------------
Operating income                115.8       (16.7)       (12.2)         0.0          0.0     (28.9)         86.9      75.1      85.8
  Interest and other expense     37.1                                                          0.0          37.1      25.1      28.0
                           ------------- ----------------------------------------------------------- ------------- -----------------
Income before income taxes
   and extraordinary item        78.7       (16.7)       (12.2)         0.0          0.0     (28.9)         49.8      50.0      57.8
  Income taxes                   31.1        (6.4)        (0.7)                               (7.1)         24.0      21.7      22.8
                           ------------- ----------------------------------------------------------- ------------- -----------------
Income before extraordinary
   item                          47.6       (10.3)       (11.5)         0.0          0.0     (21.8)         25.8      28.3      35.0
  Extraordinary item, net
   of tax benefit                 0.0                                   4.1                    4.1           4.1       6.1       6.1
                           ------------- ----------------------------------------------------------- ------------- -----------------

Net income                      $47.6      ($10.3)      ($11.5)       ($4.1)        $0.0    ($25.9)        $21.7     $22.2     $28.9
                           ============= =========================================================== ============= =================
MEMO
  Interest on convertible
   notes, net of tax             $5.3                                              ($5.3)    ($5.3)         $0.0      $0.4      $0.4

EARNINGS PER SHARE
   INFORMATION
  Weighted average shares
   - basic                       46.1                      0.4                                 0.4          46.5      35.8      40.6
  Earnings per basic share
   before extraordinary item    $1.03                                                       ($0.48)        $0.55     $0.79     $0.86
  Earnings per basic share      $1.03                                                       ($0.56)        $0.47     $0.62     $0.71

  Weighted average shares
   - diluted                     56.2                      0.4                      (8.0)     (7.6)         48.6      38.2      43.0
  Earnings per diluted share
   before extraordinary item    $0.94                                                       ($0.41)        $0.53     $0.75     $0.82
  Earnings per diluted shar     $0.94                                                       ($0.49)        $0.45     $0.59     $0.68


<F1> Includes $0.8 million of period costs associated with the regionalization of the U.S. Envelope business which were not allowed under generally accepted accounting principles to be included in the previously announced restructuring reserve.

<F2> Under generally accepted accounting principles, the adjustments for the convertible subordinated notes and outstanding stock options normally made in computing fully diluted earnings per share are excluded from the calculation when the effect of including them is to reduce the loss per fully diluted share or increase the earnings per fully diluted share.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                  Mail-Well, Inc.
                                  ---------------
                                  (Registrant)


                                  By: /s/Michael A. Zawalski
                                      --------------------------
                                      Michael A. Zawalski
                                      Sr. Vice President and CFO
Date:  January 28, 1999